COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 8:	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company leases its facilities under various operating lease agreements, which expire through 2022. In addition, the Company leases certain motor vehicles under certain car operating lease agreements which expire through 2020. The minimum lease payments under operating leases as of December 31, 2017 are as follows:

	Lease of premises	Lease of motor vehicles

2018	$5,271	$375
2019	5,238	256
2020	4,220	79
2021	1,437	-
2022	938	-

	$17,104	$710

Total premises lease expense for the years ended December 31, 2015, 2016 and 2017 was $2,653, $3,649 and $4,760, respectively.

Total motor vehicle lease expense for the years ended December 31, 2015, 2016 and 2017 was $435, $511 and $544, respectively.

b.	Pledges and bank guarantees:

The Company pledged a bank deposit of $1,260, mainly in respect of an office lease agreement and hedging transactions. This balance is presented as part of short-term bank deposits and other long-term assets.

The Company obtained bank guarantees of $1,003, primarily in connection with an office lease agreement.

c.          Legal contingencies:

On April 25, 2017, a complaint was filed against the Company, in a U.S court, alleging breach of contract in connection with a sale made to one of its customers. The customer is seeking damages in the amount of $763 plus recovery for certain implementation and replacement costs allegedly incurred by it. The Company has denied any and all liability. The lawsuit is still pending and discovery is ongoing, and the Company continues to evaluate the customer’s claims. As of December 31, 2017, the Company is unable to assess the outcome of the claim, due to its early stage and therefore no provision has been recorded.